Execution Copy
Exhibit 10.1
JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of August 4, 2021 (this “Joinder Agreement”), made by the Subsidiaries signatory hereto (each, a “New Guarantor”) in favor of Bank of America, N.A., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders referred to in that certain Second Amended and Restated Credit Agreement, dated as of March 25, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Kennedy-Wilson, Inc., a Delaware corporation (the “Parent Borrower”), the Designated Borrowers from time to time party thereto, Kennedy-Wilson Holdings, Inc. and its subsidiaries from time to time party thereto as guarantors, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A. and JPMorgan Chase Bank, N.A. as L/C Issuers.
1.Each New Guarantor, hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:
(a)join the Credit Agreement as a Guarantor, as indicated with its signature below;
(b)be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement; and
(c)perform all obligations and duties required of it by the Credit Agreement.
2.Each New Guarantor represents and warrants that the representations and warranties contained in Article V of the Credit Agreement as they relate to such New Guarantor or which are contained in any other Loan Document under or in connection herewith are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (i)) after giving effect to such qualification and (iii) that for purposes of this certification, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.
3.The name, type of organization, jurisdiction of incorporation or organization and taxpayer identification number (or, in the case of a Foreign Subsidiary, the true and correct unique identification number that has been issued to such Foreign Subsidiary by its jurisdiction of organization, if any) of each New Guarantor is set forth in Annex I to this Joinder Agreement.

4.This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.
5.Except as expressly supplemented hereby, the Credit Agreement and the Guaranty shall remain in full force and effect.
6.THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Page Follows]

    IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.
KW SB MANAGER, LLC
KW THE CADENCE, LLC
KW WATERLINE APARTMENTS, LLC
KW 360 SPEAR, LLC
KW ADVANTA OFFICE COMMONS, LLC
KW SOUTH BAY GALLERIA, LLC
KW PINE 43, LLC
KW EISLEY SPONSOR, LLC
KW LPC INVESTOR, LLC
KW OXFORD NORTH, LLC
KW ALILA NAPA VALLEY, LLC,
each as a New Guarantor

By:    /s/ In Ku Lee
Name: In Ku Lee
Title: Vice President

[Signature Page to Joinder Agreement]

ACKNOWLEDGED AND AGREED TO:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Tiffany Lin
Name: Tiffany Lin
Title: Assistant Vice President
[Signature Page to Joinder Agreement]

KENNEDY-WILSON, INC.,
as the Parent Borrower

By:    /s/ In Ku Lee
Name: In Ku Lee
Title: Secretary

[Signature Page to Joinder Agreement]

ANNEX I
TO JOINDER AGREEMENT

Name of Guarantor	Type of Organization	Jurisdiction of Incorporation/Organization	Taxpayer ID/ Identification Number
KW SB MANAGER, LLC	Limited liability company	Delaware	46-3938668
KW THE CADENCE, LLC	Limited liability company	Delaware	46-1288281
KW WATERLINE APARTMENTS, LLC	Limited liability company	Delaware	46-3938910
KW 360 SPEAR, LLC	Limited liability company	Delaware	81-4202469
KW ADVANTA OFFICE COMMONS, LLC	Limited liability company	Delaware	81-4202521
KW SOUTH BAY GALLERIA, LLC	Limited liability company	Delaware	84-3789592
KW PINE 43, LLC	Limited liability company	Delaware	84-3865064
KW EISLEY SPONSOR, LLC	Limited liability company	Delaware	84-3892886
KW LPC INVESTOR, LLC	Limited liability company	Delaware	81-4193289

KW OXFORD NORTH, LLC	Limited liability company	Delaware	81-4193794
KW ALILA NAPA VALLEY, LLC	Limited liability company	Delaware	84-3918621